                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: May 15, 1998


                             ACTION INDUSTRIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                 1-6485                  25-0918682
------------------          -------------------        -------------
(State of Incorporation)       (Commission              (IRS Employer
                               File Number)           Identification No.)

 330 West 42nd Street, New York, NY                                  10036-6902
----------------------------------------------                      ------------
(Address of principal executive offices)                             (Zip code)

                                  212-594-2580
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A). Financial Statements of General Vision Services, Inc.

         (B). Pro Forma Financial Information





                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ACTION INDUSTRIES, INC.
                                             (Registrant)



                                        By:    /s/ William J. Rappaport
                                        -------------------------------
                                            Name:  William J. Rappaport
                                            Title: President and
                                                   Chief Executive Officer

Dated: May 15, 1998